                                                                     Exhibit 4.9































                        ================================


                        AMENDED AND RESTATED DECLARATION

                                    OF TRUST


                              BAC CAPITAL TRUST __


                         Dated as of [__________, ____]


                        ================================

                               TABLE OF CONTENTS


                                                                                                    Page
ARTICLE 1    INTERPRETATION AND DEFINITIONS ......................................................     1

     SECTION 1.1    Definitions ..................................................................     1

ARTICLE 2    TRUST INDENTURE ACT .................................................................     8

     SECTION 2.1    Trust Indenture Act; Application .............................................     8
     SECTION 2.2    Lists of Holders of Securities ...............................................     9
     SECTION 2.3    Reports by the Property Trustee ..............................................     9
     SECTION 2.4    Periodic Reports to Property Trustee .........................................     9
     SECTION 2.5    Evidence of Compliance with Conditions Precedent .............................     9
     SECTION 2.6    Events of Default; Waiver ....................................................    10
     SECTION 2.7    Event of Default or Nonpayment Notice ........................................    11

ARTICLE 3    ORGANIZATION ........................................................................    12

     SECTION 3.1    Name .........................................................................    12
     SECTION 3.2    Office .......................................................................    12
     SECTION 3.3    Purpose ......................................................................    12
     SECTION 3.4    Authority ....................................................................    12
     SECTION 3.5    Title to Property of the Trust ...............................................    12
     SECTION 3.6    Powers and Duties of the Regular Trustees ....................................    13
     SECTION 3.7    Prohibition of Actions by the Trust and the Trustees .........................    15
     SECTION 3.8    Powers and Duties of the Property Trustee ....................................    16
     SECTION 3.9    Certain Duties and Responsibilities of the Property Trustee ..................    18
     SECTION 3.10   Certain Rights of Property Trustee ...........................................    19
     SECTION 3.11   Delaware Trustee .............................................................    21
     SECTION 3.12   Execution of Documents .......................................................    22
     SECTION 3.13   Not Responsible for Recitals or Issuance of Securities .......................    22
     SECTION 3.14   Duration of Trust ............................................................    22
     SECTION 3.15   Mergers ......................................................................    22

ARTICLE 4    SPONSOR .............................................................................    24

     SECTION 4.1    Sponsor's Purchase of Common Securities ......................................    24
     SECTION 4.2    Responsibilities of the Sponsor ..............................................    24
     SECTION 4.3    Covenants of the Sponsor .....................................................    25

ARTICLE 5    TRUSTEES ............................................................................    25

     SECTION 5.1    Number of Trustees ...........................................................    25
     SECTION 5.2    Qualifications of Delaware Trustee ...........................................    25
     SECTION 5.3    Property Trustee; Eligibility ................................................    26
     SECTION 5.4    Certain Qualifications of Regular Trustees and Delaware Trustee Generally ....    26

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                    Page
     SECTION 5.5    Regular Trustees .............................................................    26
     SECTION 5.6    Appointment of Delaware Trustee ..............................................    27
     SECTION 5.7    Appointment, Removal and Resignation of Trustees .............................    27
     SECTION 5.8    Vacancies among Trustees .....................................................    28
     SECTION 5.9    Effect of Vacancies ..........................................................    29
     SECTION 5.10   Meetings .....................................................................    29
     SECTION 5.11   Delegation of Power ..........................................................    29
     SECTION 5.12   Merger, Conversion, Consolidation, Amalgamation or Succession to Business ....    30

ARTICLE 6    DISTRIBUTIONS .......................................................................    30

     SECTION 6.1    Distributions ................................................................    30

ARTICLE 7    ISSUANCE OF SECURITIES ..............................................................    30

     SECTION 7.1    General Provisions Regarding Securities ......................................    30
     SECTION 7.2    Paying Agent .................................................................    32

ARTICLE 8    TERMINATION OF TRUST ................................................................    32

     SECTION 8.1    Termination of Trust .........................................................    32

ARTICLE 9    TRANSFER OF INTERESTS ...............................................................    33

     SECTION 9.1    Transfer of Securities .......................................................    33
     SECTION 9.2    Transfer of Certificates .....................................................    33
     SECTION 9.3    Deemed Security Holders ......................................................    33
     SECTION 9.4    Book-Entry Interests .........................................................    34
     SECTION 9.5    Notices to Clearing Agency ...................................................    34
     SECTION 9.6    Appointment of Successor Clearing Agency .....................................    34
     SECTION 9.7    Definitive Capital Security Certificates .....................................    35
     SECTION 9.8    Mutilated, Destroyed, Lost or Stolen Certificates ............................    35

ARTICLE 10   LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS ................    36

     SECTION 10.1   Liability ....................................................................    36
     SECTION 10.2   Exculpation ..................................................................    36
     SECTION 10.3   Fiduciary Duty ...............................................................    37
     SECTION 10.4   Indemnification ..............................................................    38
     SECTION 10.5   Outside Businesses ...........................................................    41

ARTICLE 11   ACCOUNTING ..........................................................................    41

     SECTION 11.1   Fiscal Year ..................................................................    41

                               TABLE OF CONTENTS
                                  (continued)

                                                                                              Page
     SECTION 11.2   Certain Accounting Matters ............................................     41
     SECTION 11.3   Banking ...............................................................     42
     SECTION 11.4   Withholding ...........................................................     42

ARTICLE 12    AMENDMENTS AND MEETINGS .....................................................     42

     SECTION 12.1   Amendments ............................................................     42
     SECTION 12.2   Meetings of the Holders of Securities; Action by Written Consent ......     44

ARTICLE 13    REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE ....................     45

     SECTION 13.1   Representations and Warranties of Property Trustee ....................     45
     SECTION 13.2   Representations and Warranties of Delaware Trustee ....................     46

ARTICLE 14    MISCELLANEOUS ...............................................................     47

     SECTION 14.1   Notices ...............................................................     47
     SECTION 14.2   Governing Law .........................................................     48
     SECTION 14.3   Intention of the Parties ..............................................     48
     SECTION 14.4   Headings ..............................................................     48
     SECTION 14.5   Successors and Assigns ................................................     48
     SECTION 14.6   Partial Enforceability ................................................     48
     SECTION 14.7   Counterparts; Acceptance ..............................................     48

                             CROSS-REFERENCE TABLE*


     Section of
     Trust Indenture Act                              Section of
     of 1939, as amended                              Declaration
     -------------------                              -----------


     310(a) ......................................    5.3(a)
     310(c) ......................................    Inapplicable
     311(c) ......................................    Inapplicable
     312(a) ......................................    2.2(a)
     312(b) ......................................    2.2(b)
     313 .........................................    2.3
     314(a) ......................................    2.4
     314(b) ......................................    Inapplicable
     314(c) ......................................    2.5
     314(d) ......................................    Inapplicable
     314(f) ......................................    Inapplicable
     315(a) ......................................    3.9(b)
     315(c) ......................................    3.9(a)
     315(d) ......................................    3.9(b)
     316(a) ......................................    Annex I
     316(c) ......................................    3.6(e)
     _______________

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                              BAC CAPITAL TRUST __

     THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of [__________ __, ____] by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;

     WHEREAS, the Trustees and the Sponsor established BAC CAPITAL TRUST __(the "Trust"), a trust under the Business Trust Act (as defined herein), pursuant to a Declaration of Trust dated as of [__________ __, ____] (the "Original Declaration"), and an accompanying Certificate of Trust filed with the Secretary of State of the State of Delaware, for the sole purpose of issuing and selling securities representing undivided beneficial interests in the assets of the Trust and investing the gross proceeds thereof in Notes of the Note Issuer (each as defined herein);

     WHEREAS, as of the date hereof, no interests in the Trust have been issued;

     WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE 1
                         INTERPRETATION AND DEFINITIONS

     SECTION 1.1 Definitions.
                 -----------

     Unless the context otherwise requires:

          (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
     Section 1.1;

          (b) a term defined anywhere in this Declaration has the same meaning throughout;

          (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time, and Annex I and Exhibits A-1 and A-2 shall be a part of this Declaration;

          (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

          (e) a term defined in the Trust Indenture Act (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration; and

          (f)  a reference to the singular includes the plural and vice versa.

     "Affiliate" has the same meaning as given to that term in Rule 405 of the
      ---------
Securities Act or any successor rule thereunder.

     "Authorized Officer" of a Person means the Chief Executive Officer,
      ------------------
President, Chief Financial Officer, any Vice President, Treasurer, Assistant Treasurer, or Associate General Counsel of a Person, a Regular Trustee or any other Person that is authorized to bind such Person.

     "Book-Entry" means a book entry by a Clearing Agency as described in
      ----------
Section 9.4.

     "Book-Entry Interest" means a beneficial interest in a Global Security,
      -------------------
ownership and transfers of which shall be maintained and made through Book Entries by a Clearing Agency as described in Section 9.4.

     "Business Day" means any day other than a day on which federal or state
      ------------
banking institutions in New York, New York or Charlotte, North Carolina are authorized or obligated by law, executive order or regulation to close.

     "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12
      ------------------                                                     --
Del. Code Section 3801 et seq., as it may be amended from time to time, or any
---------              -- ---
successor legislation.

     "Capital Securities" shall mean the undivided preferred beneficial
      ------------------
interests in the assets of the Trust denominated as "BAC Capital Trust [__]% Capital Securities," (liquidation amount of $___ per Security) the terms of which are further described in Annex I hereto.

     "Capital Security Beneficial Owner" means, with respect to a Book-Entry
      ---------------------------------
Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in each case in accordance with the rules of such Clearing Agency).

     "Capital Security Certificate" means a certificate representing a Capital
      ----------------------------
Security substantially in the form of Exhibit A-1.

     "Capital Securities Guarantee" means the guarantee agreement to be dated as
      ----------------------------
of [________, ____], of the Sponsor in respect of the Capital Securities.

     "Capital Treatment Event" means the reasonable determination by the Company
      -----------------------
that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision thereof, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement, action or decision is announced on or after the date of original issuance of the Capital Securities, there is more than an insubstantial risk that the Company will not be entitled to treat an amount equal to the aggregate liquidation amount of the Capital Securities as Tier 1 capital (or the then equivalent thereof) for purposes of the capital adequacy guidelines of the Federal Reserve Board, as then in effect and applicable to the Company.

     "Certificate" means a Common Security Certificate or a Capital Security
      -----------
Certificate.

     "Clearing Agency" means an organization registered as a "Clearing Agency"
      ---------------
pursuant to Section 17A of the Exchange Act that is acting as depositary for the Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Security and which shall undertake to effect Book-Entry transfers and pledges of the Capital Securities.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial
      ---------------------------
institution or other Person for whom from time to time the Clearing Agency effects Book-Entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means the "Closing Time" under the Underwriting Agreement.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time, or any successor legislation.

     "Commission" means the Securities and Exchange Commission.
      ----------

     "Common Securities" shall mean the undivided common beneficial interests in
      -----------------
the assets of the Trust denominated as "BAC Capital Trust [__]% Common Securities," (liquidation amount of $___ per Security) the terms of which are further described in Annex I hereto.

     "Common Securities Guarantee" means the guarantee agreement to be dated as
      ---------------------------
of [__________, ____], of the Sponsor in respect of the Common Securities.

     "Common Security Certificate" means a definitive certificate in fully
      ---------------------------
registered form representing a Common Security substantially in the form of Exhibit A-2 hereto.

     "Company Indemnified Person" means (a) any Regular Trustee; (b) any
      --------------------------
Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

     "Corporate Trust Office" means the office of the Property Trustee at which
      ----------------------
the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

     "Covered Person" means: (a) any officer, director, shareholder, partner,
      --------------
member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

     "Definitive Capital Security Certificates" has the meaning set forth in
      ----------------------------------------
Section 9.4.

     "Delaware Trustee" has the meaning set forth in Section 5.1.
      ----------------

     "Depositary" means The Depository Trust Company or any successor Clearing
      ----------
Agency.

     "Designation of Terms" has the meaning set forth in Section 7.1(a).
      --------------------

     "Direct Action" has the meaning specified in Section 3.8(e).
      -------------

     "Distribution" means a distribution payable to Holders of Securities in
      ------------
accordance with Section 6.1.

     "Event of Default" in respect of the Securities means an Event of Default
      ----------------
(as defined in the Indenture) has occurred and is continuing in respect of the Notes.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time, or any successor legislation.

     "Fiduciary Indemnified Person" has the meaning set forth in Section
      ----------------------------
10.4(b).

     "Global Security" has the meaning set forth in Section 9.4.
      ---------------

     "Holder" means a Person in whose name a Security is registered (including,
      ------
in the case of a Book-Entry Security, the Depositary), such Person being a beneficial owner within the meaning of the Business Trust Act.

     "Indemnified Person" means a Company Indemnified Person or a Fiduciary
      ------------------
Indemnified Person.

     "Indenture" means collectively the Indenture dated as of October 1, 2001,
      ---------
between the Note Issuer and the Note Trustee and any board resolution or supplemental indenture pursuant to which the Notes are to be issued.

     "Indirect Participant" has the meaning set forth in Section 2(c) of Annex I
      --------------------
hereto.

     "Investment Company" means an investment company as defined in the
      ------------------
Investment Company Act.

     "Investment Company Act" means the Investment Company Act of 1940, as
      ----------------------
amended from time to time, or any successor legislation.

     "Investment Company Event" means the receipt by the Trust of an opinion of
      ------------------------
counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Trust is or will be considered an investment company that is required to be registered under the Investment Company Act of 1940, as amended, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Capital Securities.

     "Legal Action" has the meaning set forth in Section 3.6(g).
      ------------

     "Majority in liquidation amount of the Securities" means, except as
      ------------------------------------------------
provided in the terms of the Capital Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Maturity Redemption Price" shall mean, for a redemption of the Securities
      -------------------------
at the Stated Maturity of the Notes, a redemption price equal to the principal amount of, plus accrued interest on, the Notes.

     "Nonpayment" has the meaning set forth in Section 2.7(a).
      ----------

     "Note Issuer" means Bank of America Corporation, a Delaware corporation, or
      -----------
any successor entity in a merger or consolidation, in its capacity as issuer of the Notes under the Indenture.

     "Note Trustee" means The Bank of New York, a New York banking corporation,
      ------------
as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

     "Notes" means the series of Notes to be issued by the Note Issuer under the
      -----
Indenture to be held by the Property Trustee on behalf of the Trust.

     "Officers' Certificate" means, with respect to any Person, a certificate
      ---------------------
signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (a) a statement that each officer signing the certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Optional Prepayment Price" shall mean with respect to the Notes, a
      -------------------------
prepayment price equal to 100% of the outstanding principal amount of the Notes to be prepaid, plus any accrued and unpaid interest thereon up to but excluding the date of such prepayment.

     "Optional Redemption Price" shall mean with respect to the Securities to be
      -------------------------
redeemed, a redemption price equal to the Optional Prepayment Price.

     "Paying Agent" has the meaning specified in Section 7.2.
      ------------

     "Payment Amount" has the meaning set forth in Section 6.1.
      --------------

     "Person" means any individual, corporation, estate, partnership, joint
      ------
venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Property Trustee" means the Trustee with the powers described in Article 3
      ----------------
and elsewhere herein and meeting the eligibility requirements set forth in
Section 5.3.

     "Property Trustee Account" has the meaning set forth in Section 3.8(c).
      ------------------------

     "Quorum" means a majority of the Regular Trustees or, if there are only two
      ------
Regular Trustees, both of them.

     "Redemption/Distribution Notice" means a notice of any redemption of, or a
      ------------------------------
notice of any distribution of, Notes in exchange for Securities.

     "Redemption Price" shall mean any or all of the Maturity Redemption Price,
      ----------------
the Special Event Redemption Price and the Optional Redemption Price.

     "Regular Trustee" has the meaning set forth in Section 5.1.
      ---------------

     "Related Party" means, with respect to the Sponsor, any direct or indirect
      -------------
wholly-owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "Responsible Officer" means, with respect to the Property Trustee, any
      -------------------
officer within the Corporate Trust Office of the Property Trustee, including any vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.
      ---------

     "Securities" means the Common Securities and the Capital Securities.
      ----------

     "Securities Act" means the Securities Act of 1933, as amended from time to
      --------------
time, or any successor legislation.

     "Securities Guarantees" means the Common Securities Guarantee and the
      ---------------------
Capital Securities Guarantee.

     "Special Event" means a Tax Event, a Capital Treatment Event or an
      -------------
Investment Company Event.

     "Special Event Prepayment Price" shall mean with respect to the Notes, a
      ------------------------------
prepayment price equal to 100% of the outstanding principal amount of the Notes, plus any accrued and unpaid interest thereon so prepaid up to but excluding the date of prepayment.

     "Special Event Redemption Price" shall mean with respect to the Securities,
      ------------------------------
a redemption price equal to the Special Event Prepayment Price.

     "Sponsor" means Bank of America Corporation, a Delaware corporation, or any
      -------
successor entity in a merger or consolidation, in its capacity as sponsor of the Trust.

     "Stated Maturity" shall mean [__________, ____], the date on which the
      ---------------
Notes shall mature, unless previously prepaid or redeemed.

     "Successor Delaware Trustee" has the meaning set forth in Section
      --------------------------
5.7(b)(ii).

     "Successor Entity" has the meaning set forth in Section 3.15(b)(i).
      ----------------

     "Successor Property Trustee" has the meaning set forth in Section
      --------------------------
5.7(b)(i).

     "Successor Securities" has the meaning set forth in Section 3.15(b)(i)(B).
      --------------------

     "Super Majority" has the meaning set forth in Section 2.6(a)(ii).
      --------------

     "Tax Event" means that (i) the Company shall have received an opinion of a
      ---------
nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of original issuance of the Capital Securities, there is more than an insubstantial risk that interest payable on the Notes is not, or within 90 days of the date thereof, will not be deductible, in whole or in part, by the Company for United States federal income tax purposes or (ii) the Regular Trustees have been informed by a nationally recognized independent tax counsel that a No Recognition Opinion cannot be delivered. "No Recognition Opinion" means an opinion of a nationally recognized independent tax counsel experienced in such matters, which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the holders of the Capital Securities and Common

Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of the Notes.

     "10% in liquidation amount of the Securities" means, except as provided in
      -------------------------------------------
the terms of the Capital Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Treasury Regulations" means the income tax regulations, including
      --------------------
temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Trustee" or "Trustees" means each Person who has signed this Declaration
      -------      --------
as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended
      -------------------
from time to time, or any successor legislation.

     "Underwriting Agreement" means the Underwriting Agreement for the offering
      ----------------------
and sale of the Capital Securities and related Capital Securities Guarantee among the Sponsor, the Trust and the Underwriters named therein.

                                   ARTICLE 2
                               TRUST INDENTURE ACT

     SECTION 2.1  Trust Indenture Act; Application.
                  --------------------------------

          (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

          (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     SECTION 2.2 Lists of Holders of Securities.
                 ------------------------------

          (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 10 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided, that neither the Sponsor nor the Regular Trustees on behalf of
     --------  ----
     the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 10 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided, that the Property Trustee may destroy any List of
                    --------  ----
     Holders previously given to it on receipt of a new List of Holders.

          (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

     SECTION 2.3 Reports by the Property Trustee.
                 -------------------------------

     Within 60 days after March 31 of each year, the Property Trustee shall provide to the Holders of the Capital Securities such reports as are required by
Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

     SECTION 2.4 Periodic Reports to Property Trustee.
                 ------------------------------------

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by
Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

     SECTION 2.5 Evidence of Compliance with Conditions Precedent.
     ------------------------------------------------------------

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

     SECTION 2.6 Events of Default; Waiver.
                 -------------------------

          (a) The Holders of a Majority in liquidation amount of Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

               (i) is not waivable under the Indenture, the Event of Default under the Declaration shall not be waivable; or

               (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Notes (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Notes outstanding.

     The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities also shall be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

          (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of
                                      -------------
     Default under the Indenture:

               (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

               (ii) requires the consent or vote of the holders of a Super Majority of the Notes to be waived under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
          Section 2.6(b), the Event of Default under the Declaration only may be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant

          Super Majority represents of the aggregate principal amount of the Notes outstanding;

     provided further, each Holder of Common Securities will be deemed to have
     -------- -------
     waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default with respect to the Capital Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver by the Holders of the Common Securities, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Capital Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7 Event of Default or Nonpayment Notice.
            -------------------------------------

          (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default or a nonpayment of principal, premium, if any, or interest, when due, on the Notes ("Nonpayment") transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all Events of Default or Nonpayments with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such Events of Default or Nonpayments have been cured before the giving of such notice;

          (b) The Property Trustee shall not be deemed to have knowledge of any default except:

               (i) an Event of Default under the Indenture or a Nonpayment; or

               (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.

                                   ARTICLE 3
                                  ORGANIZATION

     SECTION 3.1  Name.
                  ----

     The Trust is named "BAC Capital Trust [__]," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

     SECTION 3.2  Office.
                  ------

     The address of the principal office of the Trust is c/o Bank of America Corporation, Attention: Corporate Treasury, Bank of America Corporate Center, NC1-007-23-01, 100 North Tryon Street, Charlotte, North Carolina 28255. On ten Business Days' written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

     SECTION 3.3  Purpose.
                  -------

     The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Notes, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

     SECTION 3.4  Authority.
                  ---------

     Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust, and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

     SECTION 3.5  Title to Property of the Trust.
                  ------------------------------

     Except as provided in Section 3.8 with respect to the Notes and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

     SECTION 3.6 Powers and Duties of the Regular Trustees.
                 -----------------------------------------

     The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

          (a) to issue and sell the Capital Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may
                                          --------  -------
     issue no more than one series of Capital Securities and no more than one series of Common Securities, and, provided further, that there shall be no
                                       -------- -------
     interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Capital Securities and Common Securities on the Closing Date;

          (b) in connection with the issue and sale of the Capital Securities, at the direction of the Sponsor, to:

               (i) execute and file with the Commission a registration statement on Form S-3 prepared by the Sponsor, including any amendments thereto, pertaining to the Capital Securities;

               (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Capital Securities in any State in which the Sponsor has determined to qualify or register such Capital Securities for sale;

               (iii) to determine whether to list Capital Securities and to execute and file applications, prepared by the Sponsor, to any national or international stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Capital Securities;

               (iv) (a) execute and file with the Commission registration statements on Form 8-A, if required, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Capital Securities under Section 12(b) of the Exchange Act and (b) execute and file with the Commission any other filings which may be required under the Exchange Act; and

               (v) from time to time execute and enter into Underwriting Agreements providing for the sale of the Capital Securities;

          (c) to purchase the Notes with the proceeds of the sale of the Capital Securities and the Common Securities;

          (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event;

          (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital

     Securities and Holders of Common Securities as to such actions and applicable record dates;

          (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

          (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action");

          (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

          (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

          (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

          (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

          (m) to give prompt written notice to the Holders of the Securities of any notice received from the Note Issuer of its election to defer payments of interest on the Notes by extending the interest payment period under the Indenture;

          (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

          (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created;

          (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

               (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

               (iii) cooperating with the Note Issuer to ensure that the Notes will be treated as indebtedness of the Note Issuer for United States federal income tax purposes,

          provided that such action does not adversely affect the interests of
          -------- ----
          Holders; and

          (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

     The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

     Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

     Any expenses incurred by the Regular Trustees pursuant to this Section 3.6 shall be reimbursed by the Note Issuer.

     SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.
                 ----------------------------------------------------

          (a) The Trust shall not, and the Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

               (i) invest any proceeds received by the Trust from holding the Notes, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

               (ii)  acquire any assets other than as expressly provided herein;

               (iii) possess Trust property for other than a Trust purpose;

               (iv) make any loans or incur any indebtedness other than loans represented by the Notes;

               (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

               (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

               (vii) other than as provided in this Declaration, (A) direct the time, method and place of exercising any trust or power conferred upon the Note Trustee with respect to the Notes, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Notes shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Notes where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

     SECTION 3.8  Powers and Duties of the Property Trustee.
                  -----------------------------------------

          (a) The legal title to the Notes shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Notes shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Notes have been executed and delivered.

          (b) The Property Trustee shall not transfer its right, title and interest in the Notes to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

          (c) The Property Trustee shall:

               (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Notes held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating of whose long-term unsecured indebtedness is at least equal to the rating assigned to the Capital Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

               (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Notes are prepaid or mature; and

               (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the

               Notes to Holders of Securities upon the occurrence of a Special Event or other specified circumstances pursuant to the terms of the Securities.

               (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

               (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided however, that if a Nonpayment has occurred and is continuing, a Holder of Capital Securities may institute directly a proceeding for enforcement of payment to such Holder of the principal of, premium, if any, or interest on the Notes having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder (a "Direct Action") after the respective due date specified in the Notes. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Note Issuer to such Holder of Capital Securities in such Direct Action.

               (f) The Property Trustee shall not resign as a Trustee unless either:

                    (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                    (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.7.

               (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Notes under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Notes subject to the rights of the Holders pursuant to the terms of such Securities.

               (h) The Property Trustee may authorize one or more Paying Agents to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

               (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

          The Property Trustee must exercise the powers set forth in this
     Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the

Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

     SECTION 3.9 Certain Duties and Responsibilities of the Property Trustee.
                 -----------------------------------------------------------

          (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                     (A) the duties and obligations of the Property Trustee
               shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                     (B) in the absence of bad faith on the part of the Property
               Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

               (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

               (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

               (v) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Notes and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

               (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Notes or the payment of any taxes or assessments levied thereon or in connection therewith;

               (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

               (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

     SECTION 3.10 Certain Rights of Property Trustee.
                  ----------------------------------

     (a)  Subject to the provisions of Section 3.9:

               (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

               (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

               (iii) whenever, in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

               (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

               (v) the Property Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, and such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee, provided, that, nothing contained in this
          Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

               (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

               (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys;

               (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

               (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

               (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

               (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

          (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

     SECTION 3.11 Delaware Trustee.
                  ----------------

     Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a

Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Business Trust Act.

     SECTION 3.12 Execution of Documents.
                  ----------------------

     Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6; provided that, the
                                                            -------- ----
registration statement referred to in Section 3.6(b), including any amendments thereto, shall be signed by a majority of the Regular Trustees holding office at the time of such signing.

     SECTION 3.13 Not Responsible for Recitals or Issuance of Securities.
                  ------------------------------------------------------

     The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

     SECTION 3.14 Duration of Trust.
                  -----------------

     The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence for 55 years from January 1, 2001.

     SECTION 3.15 Mergers.
                  -------

          (a) The Trust may not consolidate, amalgamate or merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

          (b) The Trust may, with the consent of a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that:
                -------- ----

               (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

                    (A) expressly assumes all of the obligations of the Trust
               under the Securities; or

                    (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

               (ii) the Note Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Notes;

               (iii) the Capital Securities or any Successor Securities which are Capital Securities are listed, or any Successor Securities of the Capital Securities will be listed upon notification of issuance, on any national or international securities exchange or with another organization, if any, on which the Capital Securities are then listed or quoted;

               (iv) such merger, consolidation, amalgamation or replacement does not cause the Capital Securities (including any Successor Securities of the Capital Securities) to be downgraded by any nationally recognized statistical rating organization;

               (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new or successor entity as a result of such merger, consolidation or replacement);

               (vi) such Successor Entity has a purpose identical to that of the Trust;

               (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                      (A) such merger, consolidation or replacement does not
               adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                      (B) following such merger, consolidation, amalgamation or
               replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                      (C) following such merger, consolidation, amalgamation or
               replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

               (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Capital Securities Guarantee and the Common Securities Guarantee.

          (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, merger, amalgamation or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                    ARTICLE 4
                                     SPONSOR

     SECTION 4.1 Sponsor's Purchase of Common Securities.
                 ---------------------------------------

     On the Closing Date the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are sold.

     SECTION 4.2 Responsibilities of the Sponsor.
                 -------------------------------

     In connection with the issuance and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Capital Securities, including any amendments thereto;

          (b) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;

          (c) to prepare for filing when required by the Trust applications to any national or international stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Capital Securities if the Capital Securities are to be listed;

          (d) to prepare for filing by the Trust with the Commission (i) any required registration statements on Form 8-A relating to the registration of the Capital Securities under Section 12(b) of the Exchange Act, including any amendments thereto and (ii) any other filings required under the Exchange Act; and

          (e) to negotiate the terms of the Underwriting Agreement providing for the sale of the Capital Securities and the Capital Securities Guarantee.

     In addition, the Sponsor shall have the right at any time to cause the Trust to be dissolved and the Notes held by the Trust to be distributed to Holders of the Securities.

     SECTION 4.3 Covenants of the Sponsor.
                 ------------------------

     For so long as the Capital Securities remain outstanding, the Sponsor will covenant (i) to maintain 100% direct or indirect ownership of the Common Securities, (ii) to use its reasonable best efforts to cause the Trust (a) to remain a statutory business trust, except as permitted by this Declaration in connection with the Trust's liquidation, merger, or consolidation, and (b) to not be classified as an association taxable as a corporation or a publicly traded partnership taxable as a corporation for United States federal income tax purposes and (iii) to use its reasonable best efforts to cause each Holder of Securities to be treated as owning an undivided beneficial ownership interest in the assets of the Trust.

                                   ARTICLE 5
                                    TRUSTEES

     SECTION 5.1 Number of Trustees.
                 ------------------

     The number of Trustees of this Trust shall be four, and:

          (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that, the
                                              --------  -------
     number of Trustees shall in no event be less than two; provided further
                                                            -------- -------
     that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee"); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "Regular Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

     SECTION 5.2 Qualifications of Delaware Trustee.
                 ----------------------------------

     If required by the Business Trust Act, the Delaware Trustee shall be:

          (a) a natural person who is a resident of the State of Delaware; or

          (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

     provided that, if the Property Trustee has its principal place of business
     -------- ----
in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

     SECTION 5.3 Property Trustee; Eligibility.
                 -----------------------------

          (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

                 (i)  not be an Affiliate of the Sponsor; and

                 (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as a Property Trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

          (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

          (d) The Capital Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

          (e) The initial Property Trustee shall be The Bank of New York.

     SECTION 5.4 Certain Qualifications of Regular Trustees and Delaware Trustee
                 ---------------------------------------------------------------
Generally.
---------

     Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall either be a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

     SECTION 5.5 Regular Trustees.
                 ----------------

     As of the date of this Declaration, the Regular Trustees shall be Karen A. Gosnell and James T. Houghton.

          (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

          (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6, provided, that, the registration statement
                                      --------  ----
     referred to in Section 3.6, including any amendments thereto, shall be signed by a majority of the Regular Trustees; and

          (c) a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to
     Section 3.6.

     SECTION 5.6 Appointment of Delaware Trustee.
                 -------------------------------

     The initial Delaware Trustee shall be The Bank of New York (Delaware).

     SECTION 5.7 Appointment, Removal and Resignation of Trustees.
                 ------------------------------------------------

          (a) Subject to Section 5.7(b), Trustees may be appointed or removed without cause at any time:

               (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

               (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by unanimous written consent of the Holders of the Common Securities.

          (b)  (i)  the Property Trustee shall not be removed in accordance with
     Section 5.7(a) until a successor trustee possessing the qualifications to act as Property Trustee under Section 5.3 (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and

               (ii) the Delaware Trustee shall not be removed in accordance with
          Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

          (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:
     --------  -------

               (i) No such resignation of the Property Trustee shall be effective:

                    (A) until a Successor Property Trustee has been appointed
               and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                    (B) until the assets of the Trust have been completely
               liquidated and the proceeds thereof distributed to the holders of the Securities; and

               (ii) no such resignation of the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee as the case may be if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.7.

          (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
     Section 5.7 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or successor Delaware Trustee, as the case may be.

     SECTION 5.8 Vacancies among Trustees.
                 ------------------------

     If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

     SECTION 5.9    Effect of Vacancies.
                    -------------------
     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.7, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

     SECTION 5.10   Meetings.
                    --------

     If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. Any and all actions of the Regular Trustees also may be evidenced by a written consent of such Regular Trustee.

     SECTION 5.11   Delegation of Power.
                    -------------------

          (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in
     Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

          (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the
Trust, as set forth herein.

     SECTION 5.12   Merger, Conversion, Consolidation, Amalgamation or
                    --------------------------------------------------
Succession to Business.
-----------------------

     Any Person into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion, consolidation or amalgamation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE 6
                                 DISTRIBUTIONS

     SECTION 6.1    Distributions.
                    -------------

     Holders shall receive Distributions at the times and in accordance with the applicable terms of the relevant Holder's Securities. If and to the extent that the Note Issuer makes a payment of interest (including Compounded Interest, as defined in the Indenture) and Additional Interest (as defined in the Indenture), premium and/or principal on the Notes held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose and without further action by the Regular Trustees, to make a Distribution of the Payment Amount to Holders. The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms.

                                   ARTICLE 7
                             ISSUANCE OF SECURITIES

     SECTION 7.1    General Provisions Regarding Securities.
                    ---------------------------------------

          (a) The Regular Trustees shall on behalf of the Trust issue the Capital Securities which shall have such terms as are set forth in a completed Designation of Terms in the form attached hereto as Annex I, with such additions, deletions, modifications and completions as may be approved by the Regular Trustees (the "Designation of Terms"), and one class of Common Securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in a completed Designation of Terms. The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.

          (b) The Securities are subject to redemption as provided in the Designation of Terms.

          (c) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual signature of any present or any future Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

          (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

          (f) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration, including the Designation of Terms.

          (g) The Securities are not, and shall not be deemed to be, savings accounts or bank deposits or an obligation of or guaranteed by any banking affiliate of the Note Issuer and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

     SECTION 7.2    Paying Agent.
                    ------------

     In the event that the Capital Securities are not in Book-Entry only form, the Trust shall maintain in New York, New York, an office or agency where the Capital Securities may be presented for payment ("Paying Agent). The Trust may appoint the Paying Agent and may appoint one or more additional paying agents in such other locations as it shall determine and shall make such appointment in any other location required by law or the rules of any securities exchange on which the Capital Securities may be listed. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to any Holder. The Trust shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. The Property Trustee shall initially act as Paying Agent for the Capital Securities and the Trust shall initially act as Paying Agent for the Common Securities.

                                   ARTICLE 8
                              TERMINATION OF TRUST

     SECTION 8.1    Termination of Trust.
                    --------------------

     (a)  The Trust shall dissolve:

          (i)   upon the bankruptcy of the Sponsor;

          (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; upon the consent of a Majority in liquidation amount of the Securities voting together as a single class to dissolve the Trust; or upon the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

          (iii) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

          (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

          (v) at the election of the Sponsor at any time pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Notes shall have been distributed to the Holders of Securities in exchange for all of the Securities; or

          (vi) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor.

          (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall, after satisfaction of all obligations of the Trust, file a certificate of cancellation with the Secretary of State of the State of Delaware and the Trust shall terminate.

          (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                   ARTICLE 9
                             TRANSFER OF INTERESTS

     SECTION 9.1    Transfer of Securities.
                    ----------------------

          (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

          (b) Subject to this Article IX and Section 4.3, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject
                                   -------- ----
     to the condition precedent that the transferor obtain the written opinion of a nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

          (i) the Trust would not be classified for United States federal income tax purposes as an association or a publicly traded partnership taxable as a corporation; and

          (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

     SECTION 9.2    Transfer of Certificates.
                    ------------------------

     The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

     SECTION 9.3    Deemed Security Holders.
                    -----------------------

     The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

     SECTION 9.4    Book-Entry Interests.
                    --------------------

     Unless otherwise specified in the terms of the Capital Securities, the Capital Securities Certificates, on original issuance, will be issued in the form of one or more fully registered, global Capital Security Certificates, to be delivered to the Depositary, the initial Clearing Agency (each a "Global Security"), by, or on behalf of, the Trust. Such Global Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Depositary, and no Capital Security Beneficial Owner will receive a definitive Capital Security Certificate representing such Capital Security Beneficial Owner's interests in such Global Securities, except as provided in Section 9.7. Unless and until definitive, fully registered Capital Security Certificates (the "Definitive Capital Security Certificates") have been issued to the Capital Security Beneficial Owners pursuant to Section 9.7:

          (a) the provisions of this Section 9.4 shall be in full force and effect;

          (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Securities and receiving approvals, votes or consents hereunder) as the sole Holder of the Capital Securities and shall have no obligation to the Capital Security Beneficial Owners;

          (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this
     Section 9.4 shall control; and

          (d) the rights of the Capital Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Depositary will make Book-Entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Securities to such Clearing Agency Participants.

     SECTION 9.5    Notices to Clearing Agency.
                    --------------------------

     Whenever a notice or other communication to the Capital Security Holders is required under this Declaration, unless and until Definitive Capital Security Certificates shall have been issued to the Capital Security Beneficial Owners pursuant to Section 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Capital Security Holders to the Clearing Agency, and shall have no notice obligations to the Capital Security Beneficial Owners.

     SECTION 9.6    Appointment of Successor Clearing Agency.
                    ----------------------------------------

     If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Capital Securities.

     SECTION 9.7    Definitive Capital Security Certificates.
                    ----------------------------------------

     If:

          (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

          (b) the Regular Trustees elect after consultation with the Sponsor to terminate the Book-Entry system through the Clearing Agency with respect to the Capital Securities;

     then:

          (c) Definitive Capital Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Capital Securities; and

          (d) upon surrender of the Global Securities by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Capital Security Certificates to be delivered to Capital Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Capital Security Certificates shall be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Capital Securities may be listed, or to conform to usage.

     Otherwise, Definitive Capital Security Certificates will not be issued.

     SECTION 9.8    Mutilated, Destroyed, Lost or Stolen Certificates.
                    -------------------------------------------------

     If:

          (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

          (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless,

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this
Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE 10
                           LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

     SECTION 10.1   Liability.
                    ---------

          (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not:

               (i) be personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

               (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

          (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware.

     SECTION 10.2   Exculpation.
                    -----------

          (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or negligence in the case of the Property Trustee) or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

     SECTION 10.3   Fiduciary Duty.
                    --------------

          (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     (b)  Unless otherwise expressly provided herein:

              (i) whenever a conflict of interest exists or arises between any Covered Persons; or

              (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities;

the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

          (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

              (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

              (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

     SECTION 10.4   Indemnification.
                    ---------------

               (a) (i) The Note Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

               (ii) The Note Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

               (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

               (iv)  Any indemnification under paragraphs (i) and (ii) of this
          Section 10.4(a) (unless ordered by a court) shall be made by the Note Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made
          (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Holders of the Common Securities.

               (v) Expenses (including reasonable attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Note Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Note Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Note Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or to the Holders of the Common or Capital Securities.

               (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Note Issuer or Capital Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Note Issuer and each Company Indemnified Person who serves in such capacity at any time while this
          Section 10.4(a) is in effect. Any repeal or modification of this
          Section 10.4(a) shall not affect any rights or obligations then existing.

               (vii) The Note Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Note Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

               (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

               (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (b)  The Note Issuer agrees to indemnify the (i) Property Trustee,
     (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee or the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration.

     SECTION 10.5 Outside Businesses.
                  ------------------

     Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE 11
                                   ACCOUNTING

     SECTION 11.1 Fiscal Year.
                  -----------

     The fiscal year ("Fiscal Year") of the Trust shall be the calendar year or such other year as is required by the Code.

     SECTION 11.2 Certain Accounting Matters.
                  --------------------------

          (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust.

          (b) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. The Regular Trustees shall endeavor to deliver all such statements within such period after the end of each Fiscal Year of the Trust as required by the Treasury Regulations; and

          (c) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

     SECTION 11.3 Banking.
                  -------

     The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in
                           --------  -------
respect of the Notes held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee
                                    --------  -------
shall designate the signatories for the Property Trustee Account.

     SECTION 11.4 Withholding.
                  -----------

     The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claim over withholding, the Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE 12
                             AMENDMENTS AND MEETINGS

     SECTION 12.1 Amendments.
                  ----------

          (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

               (i) the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees);

               (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

               (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

          (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

               (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

               (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                        (A)  an Officers' Certificate from each of
               the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                        (B)  an opinion of counsel (who may be
               counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

               (iii)    to the extent the result of such amendment would be to:

                        (A)  cause the Trust to fail to continue to
               be classified for purposes of United States federal income taxation as a grantor trust;

                        (B)  reduce or otherwise adversely affect
               the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                        (C)  cause the Trust to be deemed to be an
               Investment Company required to be registered under the Investment Company Act.

          (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities.

          (d) Section 10.1(b) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities.

          (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

          (f) The rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees, shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

          (g) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

               (i)      cure any ambiguity;

               (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

               (iii) add to the covenants, restrictions or obligations of the Sponsor;

               (iv) conform to any change in Rule 3a-5 or any written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders; and

               (v) modify, eliminate and add to any provision of the Declaration to such extent as may be necessary to carry out its provisions, including making any redemption of the Notes or dissolution of the Trust and distribution of the Notes to the Holders of the Securities in exchange for all of the Securities.

     SECTION 12.2  Meetings of the Holders of Securities; Action by Written
                   --------------------------------------------------------
                   Consent.
                   -------

          (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
     Securities:

               (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

               (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

               (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

               (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed or trading otherwise provide, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                   ARTICLE 13
                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

     SECTION 13.1  Representations and Warranties of Property Trustee.
                   --------------------------------------------------

     The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee, that:

          (a) the Property Trustee is a state or federal banking corporation with trust powers and the authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

          (b) the execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) the execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

          (d) no consent, approval or authorization of, or registration with or notice to, any New York State or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration.

     SECTION 13.2  Representations and Warranties of Delaware Trustee.
                   --------------------------------------------------

     The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

          (a) the Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust powers and the authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

          (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) no consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

          (d) the Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE 14
                                  MISCELLANEOUS

     SECTION 14.1  Notices.
                   -------

     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

          (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                    BAC Capital Trust I
                    c/o Bank of America Corporation
                    Attention: Corporate Treasury
                    Bank of America Corporate Center
                    100 North Tryon Street
                    NC1-007-23-01
                    Charlotte, North Carolina 28255
                    Telecopy: (704) 386-0270

          (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                    The Bank of New York (Delaware)
                    White Clay Center, Route 273
                    Newark, Delaware 19711
                    Attention: Corporate Trust Trustee Administration

          (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                    The Bank of New York
                    101 Barclay Street, 21 West
                    New York, New York 10286
                    Attention: Corporate Trust Trustee
                    Administration

          (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                    Bank of America Corporation
                    Bank of America Corporate Center
                    100 North Tryon Street
                    NC1-007-23-01

                    Charlotte, North Carolina 28255
                    Attention: Corporate Treasury

          (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     SECTION 14.2  Governing Law.
                   -------------

     This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

     SECTION 14.3  Intention of the Parties.
                   ------------------------

     It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

     SECTION 14.4  Headings.
                   --------

     Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     SECTION 14.5  Successors and Assigns.
                   ----------------------

     Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

     SECTION 14.6  Partial Enforceability.
                   ----------------------

     If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     SECTION 14.7  Counterparts; Acceptance.
                   ------------------------

     This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     Each Trustee, by its execution of a counterpart of this Declaration, acknowledges and accepts its appointment as Trustee.

     IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


                                 ___________________________________________
                                 Karen A. Gosnell, as Regular Trustee


                                 ___________________________________________
                                 James T. Houghton, as Regular Trustee


                                 THE BANK OF NEW YORK (DELAWARE), as
                                 Delaware Trustee

                                 By:   _____________________________________
                                       Name:
                                       Title:


                                 THE BANK OF NEW YORK,
                                 as Property Trustee

                                 By:   _____________________________________
                                       Name:
                                       Title:


                                 BANK OF AMERICA CORPORATION, as Sponsor

                                 By:   _____________________________________
                                       Name:
                                       Title:

                                     ANNEX I

                             BAC CAPITAL TRUST [__]
                             DESIGNATION OF TERMS OF
                           __% CAPITAL SECURITIES AND
                              __% COMMON SECURITIES

     Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of [__________, ____] (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration);

     1.   Designation and Number.
          ----------------------

     (a)  Capital Securities. [_________] Capital Securities of the Trust
          ------------------
(liquidation amount of $[__] per Security) with an aggregate liquidation amount with respect to the assets of the Trust of [$_________], are hereby designated for purposes of identification only as "BAC Capital Trust [__]% Capital Securities" (the "Capital Securities"). The Capital Security Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Capital Securities are listed.

     (b)  Common Securities. [_________] Common Securities of the Trust
          -----------------
(liquidation amount of $[__] per Security) with an aggregate liquidation amount with respect to the assets of the Trust of [$_________], are hereby designated for purposes of identification only as "BAC Capital Trust [__]% Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

     2.   Distributions.
          -------------

     (a) Distributions payable on each Security will be fixed at a rate per annum of __% (the "Coupon Rate") of the stated liquidation amount of $[__] per Security, such rate being the rate of interest payable on the Notes to be held by the Property Trustee. Distributions in arrears for more than one quarterly [semi-annual] period will bear interest thereon compounded quarterly [semi-annually] at the Coupon Rate (to the extent permitted by applicable law). A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed on the basis of a 360-day year of twelve 30-day months.

     (b) Distributions on the Securities will be cumulative, will accrue from [_________, ____] and will be payable quarterly [semi-annually] in arrears, on January 15, April 15, July 15 and October 15 [January 15 and July 15] of each year, commencing on January 15, [____], except as otherwise described below. The Note Issuer has the right under the Indenture to defer payments of interest on the Notes by extending the interest payment period from time to time on the Notes for a period not exceeding 20 [__] consecutive quarterly [semi-annual] periods (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Notes, provided that no Extension Period may extend beyond the
                      -------- ----
Stated Maturity. As a consequence of such deferral, Distributions also will be deferred on the Capital Securities for the same period. Despite such deferral, quarterly [semi-annual] Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly [semi-annually] during any such Extension Period. Prior to the termination of any such Extension Period, the Note Issuer may extend further such Extension Period; provided that such Extension Period together with all
                       -------- ----
such previous and further extensions thereof may not exceed 20 [__] consecutive quarterly [semi-annual] periods or extend beyond the Stated Maturity. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust or the Clearing Agency, as the case may be, on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Note Issuer may commence a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof, but the Note Issuer may repay at any time all or any portion of the interest accrued during an Extension Period.

     (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Capital Securities remain in Book-Entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Notes. Payment of Distributions on the Securities held in Book-Entry only form will be made to the Depositary in immediately available funds. The Depositary's practice is to credit Clearing Agency Participants' accounts on the relevant payment date in accordance with their respective holdings shown on the Depositary's records unless the Depositary has reason to believe that it will not receive payments on such payment date. Payments by (i) Clearing Agency Participants and (ii) securities brokers and dealers, banks and trust companies and other entities that clear transactions through or maintain a direct or indirect custodial relationship with a Clearing Agency Participant (an "Indirect Participant") to Capital Security Beneficial Owners will be governed by standing instructions and customary practices and will be the responsibility of such Clearing Agency Participants and Indirect Participants and not of the Depositary, the Trust or the Corporation, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to the Depositary is the responsibility of the Trust, disbursement of such payments to Clearing Agency Participants is the responsibility of the Depositary, and disbursement of such payments to the Capital Security Beneficial Owners is the responsibility of the Clearing Agency Participants and Indirect Participants. The relevant record dates for the Common Securities shall be the same record date as for the Capital Securities. If the Capital Securities shall not continue to remain in Book-Entry only form, the regular record dates for the Capital Securities shall be the January 1, April 1, July 1 and October 1 [January 1 and July 1] prior to the relevant payment dates, which payment dates correspond to the interest payment dates on the Notes. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Note Issuer having failed to make a payment under the Notes, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

     3.   Liquidation Distribution Upon Dissolution.
          -----------------------------------------

     In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors an amount equal to the aggregate of the stated liquidation amount of $[__] per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Notes in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

     If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis. Holders of the Common Securities will be entitled to receive distributions upon any such dissolution Pro Rata with Holders of the Capital Securities, except that if an Event of Default has occurred and is continuing, the Capital Securities shall have a preference over the Common Securities with respect to such distributions.

     4.   Redemption and Distribution.
          ---------------------------

     (a) The Securities are subject to redemption at the Stated Maturity, at any time after __________, 20__ and in certain circumstances, following the occurrence of a Special Event as follows:

          (i) Upon payment of the Notes at a payment price equal to the principal amount of, plus any accrued and unpaid interest thereon at the Stated Maturity, the proceeds from such payment shall be applied simultaneously to redeem the Securities at the Maturity Redemption Price.

          (ii) In the event of a Special Event Prepayment prior to [_________,____], the proceeds from such Special Event Prepayment shall be applied simultaneously to redeem the Capital Securities at the Special Event Redemption Price.

          (iii) The Securities also may be redeemed in whole or in part on or after [_________, ____], contemporaneously with an optional prepayment of the Notes at a redemption price equal to the Optional Redemption Price. If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be as described in Section 4(f)(ii) below.

     (b) If the Sponsor has given a notice of its election to terminate the Trust, the Regular Trustees shall dissolve the Trust and, after satisfaction of creditors, cause Notes held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated principal amount equal to the aggregate state liquidation amount of the Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, and having the same record date for payment as, the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Securities within 90 days following receipt of the Sponsor's notice of election.

     (c) On and from the date fixed by the Regular Trustees for any distribution of Notes and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) the Depositary or its nominee as the record Holder of the Capital Securities, will receive a registered Global Security or Securities representing the Notes to be delivered upon such distribution and any certificates representing Securities, except for certificates representing Capital Securities held by the Depositary or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Notes having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an identical interest rate, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Note Issuer or its agent for transfer or reissue. The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly [semi-annual] Distribution periods terminating on or before the date of redemption. If the Notes are distributed to holders of the Securities, pursuant to the terms of the Indenture, the Note Issuer will use its best efforts to have the Notes listed on the securities exchange, if any, on which the Capital Securities were listed immediately prior to the distribution of the Notes.

     (d)  Redemption or Distribution Procedures shall be as follows:

          (i) A Redemption/Distribution Notice will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 15 nor more than 60 days before the redemption date or exchange date which, in the case of a redemption, will be the date fixed for redemption of the Notes. For purposes of the calculation of the redemption date or exchange date and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/ Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the

     Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Capital Securities, it being understood that, in respect of Capital Securities registered in the name of and held of record by the Depositary or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

          (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Notes are repaid as set out in this Section 4 (which notice will be irrevocable), then (A) while the Capital Securities are in Book-Entry only form, with respect to the Capital Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Note Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related prepayment or maturity of the Notes, the Property Trustee will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Capital Securities and will give the Depositary irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities, and (B) with respect to Capital Securities issued in definitive form and Common Securities, provided that the Note Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related prepayment or maturity of the Notes, the Property Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

          (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Capital Securities, the Depositary or its nominee (or any successor Clearing Agency or its nominee) if the Global Securities have been issued or, if Definitive Capital Security Certificates have been issued, to the Holder thereof, and
     (B) in respect of the Common Securities to the Holder thereof.

          (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

     5.   Voting Rights - Capital Securities.
          ----------------------------------

     (a) Except as provided under Sections 5(b) and 7 of this Designation of Terms and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights.

     (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in aggregate liquidation amount of the Capital Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Notes, to
(i) exercise the remedies available under the Indenture conducting any proceeding for any remedy available to the Note Trustee, or exercising any trust or power conferred on the Note Trustee with respect to the Notes, (ii) waive any past Event of Default and its consequences that is waivable under Section 5.01 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Notes shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture as a holder of the Notes provided, however, that, where a consent or action under the Indenture
      --------  -------
would require the consent or act of the Holders of greater than a Super Majority affected thereby the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Capital Securities which the relevant Super Majority represents of the aggregate principal amount of the Notes outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Note Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Capital Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If a Nonpayment occurs on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), and such Nonpayment is continuing, a Holder of Capital Securities may institute a Direct Action after the respective due date specified in the Notes. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Note Issuer to such Holder of Capital Securities in such Direct Action.

     Except as provided in this Section, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Notes.

     Any approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought, and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Notes in accordance with the Declaration and the terms of the Securities.

     Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

     6.  Voting Rights - Common Securities.
         ---------------------------------

     (a) Except as provided under Sections 6(b) and (c), 7(a) and (b) and 8 of this Designation of Terms or as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

     (b) The Holders of the Common Securities are entitled, in accordance with
Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

     (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Capital Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Note Trustee, or exercising any trust or power conferred on the Note Trustee with respect to the Notes, (ii) waive any past default and its consequences that is waivable under
Section 5.01 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Notes shall be due and payable, provided that, where a
-------- ----
consent or action under the Indenture would require the consent or act of the Holders of a Super Majority, the Property Trustee only may give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Notes outstanding. Pursuant to this Section 6(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Note Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may, to the extent permitted by applicable law, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

     Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Notes in accordance with the Declaration and the terms of the Securities.

     7.  Amendments to Declaration and Indenture.
         ---------------------------------------

     (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least as a Majority in liquidation amount of the Securities, affected thereby, provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

     (b) In the event the consent of the Property Trustee as the holder of the Notes is required under the Indenture with respect to any amendment, modification or termination on the Indenture or the Notes, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where as a consent under the Indenture would require the
--------  -------
consent of the holders of as a Super Majority, the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Notes outstanding; provided,
                                                                       --------
further, that the Property Trustee shall not take any action in accordance with
-------
the directions of the Holders of the Securities under this Section 7(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

     8. Pro Rata.
        --------

     A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate liquidation amount of Capital Securities held by the relevant Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

     9. Ranking.
        -------

     The Capital Securities rank pari passu and payment thereon shall be made
                                 ---- -----
pro rata with the Common Securities except that, where an Event of Default occurs and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.

     10. Listing.
         -------

     Unless otherwise determined by the Regular Trustees, the Capital Securities shall not be listed for quotation on any stock exchange.

     11. Acceptance of Securities Guarantee and Indenture.
         ------------------------------------------------

     Each Holder of Capital Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

     12. No Preemptive Rights.
         --------------------

     The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

     13. Miscellaneous.
         -------------

     These terms constitute a part of the Declaration.

     The Sponsor will provide a copy of the Declaration and the Capital Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

         Dated:   __________, [____]


                                                BANK OF AMERICA CORPORATION
                                                as Sponsor

                                                By: ____________________________
                                                         [________________]
                                                        Senior Vice President

         Accepted:

         BAC Capital Trust [__]



         ________________________
         James T. Houghton
         Regular Trustee


         ________________________
         Karen A. Gosnell
         Regular Trustee

                                   EXHIBIT A-1

                      FORM OF CAPITAL SECURITY CERTIFICATE

     This Capital Security is a Global Security within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Capital Security is exchangeable for Capital Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or to another nominee of the Depositary) may be registered except in limited circumstances.

     Unless this Capital Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Trust or its agent for registration of transfer, exchange or payment, and any Capital Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

     THIS INSTRUMENT IS NOT A SAVINGS ACCOUNT OR A BANK DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING AFFILIATE OF BANK OF AMERICA CORPORATION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY AND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     Certificate Number

     __-R-_____________                                   CUSIP NO. [_________]

                Certificate Evidencing ______ Capital Securities
                      (aggregate liquidation amount $[__])

                                       of

                             BAC CAPITAL TRUST [__]


                             ___% Capital Securities
                 (liquidation amount $[__] per Capital Security)

     BAC CAPITAL TRUST [__], a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of _______ Capital Securities of the Trust representing undivided preferred beneficial interests in the assets of the Trust designated the ___% Capital Securities (liquidation amount $[__] per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney,


                                      A1-1
upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of [_________,____], as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Capital Securities Guarantee to the extent provided therein. The Declaration permits the Sponsor to dissolve the Trust at any time. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Notes as indebtedness and the Capital Securities as evidence of indirect beneficial ownership of the Notes.

     IN WITNESS WHEREOF, the Trust has executed this certificate as of [________, ____].

                             BAC CAPITAL TRUST [__]


                             By:________________________________
                             Name: Karen A. Gosnell
                             Title: Regular Trustee


                                      A1-2

                          [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Capital Security will be fixed at a rate per annum of ___% (the "Coupon Rate") of the stated liquidation amount of $[__] per Capital Security, such rate being the rate of interest payable on the Notes to be held by the Property Trustee on behalf of the Trust. Distributions in arrears for more than one quarter period will bear interest thereon compounded quarterly [semi-annually] at the Coupon Rate (to the extent permitted by applicable law). A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed on the basis of a 360-day year of twelve 30-day months.

     Except as otherwise described below, Distributions on the Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly [semi-annually] in arrears on January 15, April 15, July 15 and October 15 [January 15 and July 15] of each year, commencing on January 15, [____] to the person in whose name the Capital Security is registered at the close of business on the regular record date for such installment, which shall be the close of business on the Business Day next preceding such payment date -- IF PURSUANT TO THE TERMS OF THE DECLARATION, THE SECURITIES ARE NO LONGER REPRESENTED BY A GLOBAL SECURITY -- which shall be the close of business on January 1, April 1, July 1 or October 1 [January 1 and July 1]. The Note Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Notes for a period not exceeding 20 [__] consecutive quarterly [semi-annual] periods (each an "Extension Period"), provided that no Extension Period shall last
                              -------- ----
beyond the date of the maturity of the Notes. As a consequence of such deferral, Distributions will also be deferred hereunder for the same period. Despite such deferral, quarterly [semi-annual] Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly [semi-annually] during any such Extension Period. Prior to the termination of any such Extension Period, the Note Issuer may further extend such Extension Period; provided that such Extension Period together with all
                       -------- ----
such previous and further extensions thereof may not exceed 20 [__] consecutive quarterly [semi-annual] periods or extend beyond the maturity date of the Notes. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Note Issuer may commence a new Extension Period, subject to the above requirements.

     THE CAPITAL SECURITIES SHALL BE REDEEMABLE AS PROVIDED IN THE DECLARATION.


                                       A1-3

                              ---------------------

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


        (Insert assignee's social security or tax identification number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                    (Insert address and zip code of assignee)


and irrevocably appoints

________________________________________________________________________________

________________________________________________________________________________

___________________________________________________________ agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Capital Security Certificate)

Signature Guarantee*:                       ___________________________________


_________________________

* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit using meeting the requirements in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Reigisterin addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.


                                       A1-4

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144A UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE TRUST.

         THE COMMON SECURITIES REPRESENTED BY THIS CERTIFICATE ARE BENEFICIALLY OWNED BY A PERSON WHO MAY BE AN "AFFILIATE" WITHIN THE MEANING OF RULE 144 UNDER THE ACT. CONSEQUENTLY, THE SECURITIES MAY NOT BE TRANSFERRED UNLESS SUCH TRANSFER IS IN COMPLIANCE WITH SAID RULE OR UNLESS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL FOR THE TRUST THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

         THIS INSTRUMENT IS NOT A SAVINGS ACCOUNT OR A BANK DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING AFFILIATE OF BANK OF AMERICA CORPORATION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY AND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Certificate Number

__-R_____________


                 Certificate Evidencing ______ Common Securities
                      (aggregate liquidation amount $[__])

                                       of

                             BAC CAPITAL TRUST [__]


                             ___% Common Securities
                 (liquidation amount $[__] per Common Security)

         BAC CAPITAL TRUST [__], a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that BANK OF AMERICA CORPORATION (the "Holder") is the registered owner of ______ common securities of the Trust representing


                                       A2-1
undivided common beneficial interests in the assets of the Trust designated the ___% Common Securities (liquidation amount $[__] per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of [_________ ____], as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Declaration permits the Sponsor to dissolve the Trust at any time. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

     Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Notes as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Notes.

     IN WITNESS WHEREOF, the Trust has executed this certificate as of [________, ____].

                                BAC CAPITAL TRUST [__]


                                By:________________________________
                                Name: Karen A. Gosnell
                                Title: Regular Trustee


                                      A2-2

                          [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Common Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the stated liquidation amount of $[__] per Common Security, such rate being the rate of interest payable on the Notes to be held by the Property Trustee. Distributions in arrears will continue to accumulate at the same rate compounded quarterly [semi-annually]. A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed on the basis of a 360-day year of twelve 30-day months.

     Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly [semi-annually] in arrears on January 15, April 15, July 15 and October 15 [January 15 and July 15] of each year, commencing on January 15, [____], to Holders of record 15 days prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Notes. The Note Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Notes for a period not exceeding 20 [__] consecutive quarterly [semi-annual] periods (each an "Extension Period"), provided that no Extension Period shall last beyond the
                        -------- ----
date of the maturity of the Notes. As a consequence of such deferral, Distributions will also be deferred hereunder for the same period. Despite such deferral, quarterly [semi-annual] Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly [semi-annually] during any such Extension Period. Prior to the termination of any such Extension Period, the Note Issuer may further extend such Extension Period; provided that such Extension Period together with all
                       -------- ----
such previous and further extensions thereof may not exceed 20 [__] consecutive quarterly [semi-annual] periods or extend beyond the maturity date of the Notes. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Note Issuer may commence a new Extension Period, subject to the above requirements.

     THE COMMON SECURITIES SHALL BE REDEEMABLE AS PROVIDED IN THE DECLARATION.

                                      A2-3

                              _____________________

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

        (Insert assignee's social security or tax identification number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

        (Insert address and zip code of assignee)

and irrevocably appoints ________________________________________
______________________________________________________________ agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________

Signature:
           _____________________________________________________________________

________________________________________________________________________________

(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee/1/:  _______________________________________________________



___________________

/1/ Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                      A2-4